Exhibit 10.1

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 29, 2007, is entered into among GLADSTONE BUSINESS INVESTMENT, LLC, as the Borrower, DEUTSCHE BANK AG, CAYMAN ISLAND BRANCH, as a Committed Lender (the “Committed Lender”), DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”) as Managing Agent (in such capacity, collectively the “Managing Agent”) and Deutsche Bank as Administrative Agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A.            Reference is made to that certain Credit Agreement dated as of October 19, 2006 among the Borrower, Gladstone Management Corporation, as Servicer, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”).

B.            The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

SECTION 1.  Amendment.  Subject to the satisfaction of the conditions set forth in Section 4 hereof, the parties hereto hereby agree:

(a)           to delete clause (a) in the definition of “Commitment” in Section 1.1 of the Credit Agreement and substitute the following therefor:

(a) for Deutsche Bank AG, Cayman Island Branch, the commitment of such Committed Lender to fund any Advance to the Borrower in an amount not to exceed $200,000,000, as such amount may be modified in accordance with the terms hereof; and

(b)           to delete the definition of “Facility Amount” in Section 1.1 of the Credit Agreement and substitute the following therefor:

“Facility Amount” means, at any time, $200,000,000; provided, however, that on or after the Termination Date, the Facility Amount shall be equal to the amount of Advances Outstanding.

(c)           to delete the definition of “Required Equity Investment” in Section 1.1 of the Credit Agreement and substitute the following therefor:

“Required Equity Investment” means the minimum amount of equity investment in the Borrower which shall be maintained by the Originator, in the form of Eligible Loans and/or cash having an outstanding principal balance at all times prior to the Termination Date of an amount equal to the greater of (i) $75,000,000 or (ii) the sum of the Outstanding Loan Balances of the five largest Eligible Loans included as part of the Collateral.

SECTION 2.           Ramp-up Period.  Notwithstanding the provisions of Section 1, for all purposes hereunder and under the Credit Agreement, including for the purpose of calculating the Commitment Fee and the Program Fee Rate, during the period from the Effective Date to the earlier of (a) the date that is 90 days after the Effective Date, or (b) a Business Day chosen by the Borrower upon 3 Business Days written notice to the Administrative Agent, the amounts set forth in Section 1(a) and (b) above (i.e. the Commitment and the Facility Amount) shall both be deemed to be $150,000,000, and thereafter shall be $200,000,000 as stated above.

SECTION 3.           Representations and Warranties.  The Borrower hereby represents and warrants to each of the other parties hereto, that:

(a)           this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b)           on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 4.           Conditions.  This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 5.           Reference to and Effect on the Transaction Documents.

(a)           Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b)           Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction

Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 8.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 9.           Fees and Expenses.

(a)           The Borrower hereby confirms its agreement to pay to the Administrative Agent, for the benefit of the Committed Lender, a “Upfront Fee” in the amount of $300,000, such Upfront Fee to be due and payable on the date hereof.  In the event the Borrower requests, pursuant to Section 2.1(b) of the Credit Agreement, to extend the Commitment Termination Date past October 18, 2007, but the Committed Lender declines to grant such extension, the Committed Lender will return $150,000 of the Upfront Fee to the Borrower on or before October 18, 2007 (the “Rebate”).  However, in the event the Committed Lender agrees to extend the Commitment Termination Date past October 18, 2007, the Committed Lender shall be entitled to a renewal fee of $150,000, which renewal fee is included in the Upfront Fee payable hereunder and the Lender shall have no further recourse against the Borrower for such fees.  For avoidance of doubt, in the event the Borrower does not request an extension of the Commitment Termination Date past October 18, 2007, the Borrower shall not be entitled to the Rebate.

(b)           The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, rating agency expenses and the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS INVESTMENT, LLC

By:
Name: George Stelljes III
Title: President

Signature Page to Amendment No. 1 to Credit Agreement—Gladstone Business Investment, LLC

DEUTSCHE BANK AG, CAYMAN ISLAND BRANCH, as sole Committed Lender

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Managing Agent and as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 1 to Credit Agreement—Gladstone Business Investment, LLC